GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Short Duration Income Fund

(the “Fund”)

Supplement dated May 18, 2012 to the

Prospectus dated February 29, 2012 (the “Prospectuses”)

The Fund is permitted to invest in affiliated and unaffiliated investment companies to gain exposure to fixed income investments. The purpose of this Supplement is to inform you that, effective June 18, 2012, the Fund intends to invest in the Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund. In addition, effective immediately, the Fund is clarifying what constitutes “emerging countries debt.”

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses Table” (and its related footnotes) under “Goldman Sachs Short Duration Income Fund—Summary—Fees and Expenses of the Fund” in the Prospectus:

	Class A	Class C	Institutional	Class IR	Class R
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	0.50%
Other Expenses[2]	0.54%	0.54%	0.45%	0.54%	0.54%
Acquired Fund Fees and Expenses[3]	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.27%	2.02%	0.93%	1.02%	1.52%
Fee Waiver and Expense Limitation[4]	(0.47)%	(0.82)%	(0.47)%	(0.47)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.80%	1.20%	0.46%	0.55%	1.05%

[2]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[3]

The Fund’s “Acquired Fund Fees and Expenses” have been estimated to reflect expenses expected to be incurred during the current fiscal year, effective as of June 18, 2012. Accordingly, effective June 18, 2012, the Fund’s “Total Annual Fund Operating Expenses” figures are expected to increase by like amounts, to the figures shown in the table above (because of the management fee waiver described in footnote 4 below, the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” figures are expected to increase by approximately 0.01% to the figures shown in the table above, effective as of June 18, 2012).

[4]

The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.014% of the Fund’s average daily net assets; and (ii) effective June 18, 2012, waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as investment adviser to any of the affiliated funds in which the Fund invests. In addition, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to waive a portion of the distribution and service (12b-1) fees equal to 0.35% of the average daily net assets attributable to Class C Shares of the Fund. Each arrangement will remain in effect through at least March 1, 2013, and prior to such date, the Investment Adviser or Goldman Sachs (as applicable) may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the table under “Goldman Sachs Short Duration Income Fund—Summary—Expense Example” in the Prospectus:

	1 Year	3 Years
Class A Shares	$237	$508
Class C Shares
–Assuming complete redemption at end of period	$194	$561
–Assuming no redemption	$129	$561
Institutional Shares	$54	$256
Class IR Shares	$63	$285
Class R Shares	$114	$441

The following replaces in its entirety the second sentence of the first paragraph under “Goldman Sachs Short Duration Income Fund—Summary—Principal Strategy” in the Prospectus:

These fixed income securities include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, collateralized loan obligations, agency and privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities, high yield non-investment grade fixed income securities (i.e., securities rated BB, Ba or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality), high yield floating rate loans (“Bank Loans”) and sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”).

The following replaces in its entirety the last sentence of the first paragraph under “Goldman Sachs Short Duration Income Fund—Summary—Principal Strategy” and “Investment Management Approach—Principal Investment Strategies” in the Prospectus:

The Fund may seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies, and effective June 18, 2012, the Fund intends to invest in the Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.

The following replaces in their entirety the fourth and fifth paragraphs under “Investment Management Approach—Principal Investment Strategies” in the Prospectus:

In determining what constitutes “emerging countries debt”, emerging market countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging markets countries. The majority of these countries are likely to be located in Asia, South and Central America, the Middle East, Central and

Eastern Europe, and Africa. Sovereign debt issuers include governments or any of their agencies, political subdivisions or instrumentalities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will evaluate the issuer’s “country of risk”. The issuer’s “country of risk” is defined by Bloomberg and is based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Investment Adviser may also deem other issuers to be in an emerging market country if they are tied economically to an emerging market country. The Investment Adviser currently expects that the emerging markets countries to which the Fund could have emerging markets debt exposure include (but are not limited to): Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Dominican Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Kazakstan, Kenya, Latvia, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Nigeria, Peru, The Philippines, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Turkey, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia, as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.

The following replaces in its entirety the third paragraph under “Service Providers—Management Fees and Other Expenses” in the Prospectus:

The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.014% of average daily net assets for the Fund; and (ii) effective June 18, 2012, waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as investment adviser to any of the affiliated funds in which the Fund invests. Each arrangement will remain in place through at least March 1, 2013, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitation and fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

This Supplement should be retained with the Prospectuses for future reference.

SDINCSTK 05-12